UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 13, 2023

Date of Report (Date of earliest event reported)

Elevance Health, Inc.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 Virginia Ave

Indianapolis, IN 46204

(Address of principal executive offices and zip code)

(833) 401-1577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	ELV	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 - Regulation FD Disclosure

On October 13, 2023, the Centers for Medicare & Medicaid Services (“CMS”) released its 2024 Star Ratings for Medicare Advantage (“Medicare Part C”) and Medicare Part D prescription drug plans. Based on the newly released 2024 Star Ratings, the percentage of Medicare Advantage members of Elevance Health affiliated health plans in 4 Star or higher-rated plans is expected to drop to approximately 34%, as compared to approximately 64% based on the 2023 Star Ratings result. This will impact both the Star quality bonus payments and the plan level rebates in 2025. The decline was driven by three of our largest contracts representing a total of approximately 36% of our Medicare Advantage members, each of which will decline from either 4 or 4.5 Stars to 3.5 Stars. Group Medicare Advantage members comprise approximately one-third of customers on these contracts.

We are disappointed with our performance in certain categories for Star measurement year 2022, which was the basis for 2024 Star ratings, and specifically with the decline in the Consumer Assessment of Healthcare Providers and Systems (“CAHPS”) survey measures such as our members’ perception of their access to appointments and care. Additionally, CMS’ application of the new Tukey outlier methodology resulted in significant and unexpected increases in many Star measure cut points, making it more difficult for our plans to maintain or increase their 2023 Star ratings.

To improve our performance in future periods, we have already commenced investments in four primary areas: service, product, network access and operations. For example, in July of this year, we introduced an innovative customer service model aimed at offering personalized assistance to our members, enabling them to effectively navigate the healthcare system and improve their overall health and well-being. Furthermore, we have enhanced our core and supplemental benefits to reduce members’ out-of-pocket costs for prescription medications, simplified our dental benefits and strengthened our grocery and over-the-counter benefits.

We also improved our performance in more than half of the 40 metrics measured by CMS, reflecting our commitment to providing high-quality, customer-centric, and holistic healthcare solutions to our Medicare Advantage members. All Elevance Health affiliated Medicare Advantage plans in Florida received a rating of at least 4.5 Stars. Two of those plans, Optimum Healthcare and Simply Healthcare, received a perfect 5 Star rating. Optimum Healthcare has been rated 5 Stars three years in a row. In Puerto Rico, all Elevance Health Medicare Advantage plans received at least a 4 Star rating, and several other Elevance Health affiliated plans across the nation earned scores of at least 4 Stars, including plans in Wisconsin, Kentucky, and Connecticut.

The change in 2024 Star ratings is not projected to impact Star quality bonus payments and plan level rebates until 2025. We are exploring all options to mitigate the financial impact, including through contract diversification efforts and a variety of operational initiatives and capital deployment alternatives to help offset any prospective potential earnings headwind.

We remain committed to providing high-quality Medicare Advantage plans that address the whole health needs of our members, and to achieving our long-term goal of offering top performing health plans in each of our markets.

None of the information furnished in Item 7.01 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. You are also urged to carefully review and consider the various risks and other disclosures discussed in our reports filed with the U.S. Securities and Exchange Commission from time to time, which attempt to advise interested parties of the factors that affect our business. Except to the extent required by law, we do not undertake to update or revise any forward-looking statements to reflect events or circumstances occurring after the date hereof. These risks and uncertainties include, but are not limited to: trends in healthcare costs and utilization rates; reduced enrollment; our ability to secure and implement sufficient premium rates; the impact of large scale medical emergencies, such as public health epidemics and pandemics, including COVID-19, and other catastrophes; the impact of new or changes in existing federal, state and international laws or regulations, including healthcare laws and regulations, or their enforcement or application; the impact of cyber-attacks or other privacy or data security incidents or breaches or our failure to comply with any privacy or security laws or regulations, including any investigations, claims or litigation related thereto; information technology disruptions; changes in economic and market conditions, as well as regulations that may negatively affect our liquidity and investment portfolios; competitive pressures and our ability to adapt to changes in the industry and develop and implement strategic growth opportunities; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon; our ability to maintain and achieve improvement in Centers for Medicare and Medicaid Services Star ratings and other quality scores and funding risks with respect to revenue received from participation therein; a negative change in our healthcare product mix; costs and other liabilities associated with litigation, government investigations, audits or reviews; our ability to contract with providers on cost-effective and competitive terms; failure to effectively maintain and modernize our information systems; risks associated with providing pharmacy, healthcare and other diversified products and services, including medical malpractice or professional liability claims and non-compliance by any party with the pharmacy services agreement between us and CaremarkPCS Health, L.L.C.; risks associated with mergers, acquisitions, joint ventures and strategic alliances; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; possible restrictions in the payment of dividends from our subsidiaries and increases in required minimum levels of capital; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; the potential negative effect from our substantial amount of outstanding indebtedness and the risk that increased interest rates or market volatility could impact our access to or further increase the cost of financing; a downgrade in our financial strength ratings; the effects of any negative publicity related to the health benefits industry in general or us in particular; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; intense competition to attract and retain employees; risks associated with our international operations; and various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of October, 2023.

ELEVANCE HEALTH, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Chief Governance Officer and Corporate Secretary